THE CHARLES SCHWAB FAMILY OF FUNDS

Schedule A

Dated September 24, 2020

Fund	Class of Shares	Shareholder Service Fee under Section 2.1
Schwab AMT Tax-Free Money Fund	Investor Shares Ultra Shares

An annual fee, payable monthly, of fifteen one-hundredths of one percent (0.15%) of the Fund’s average daily net assets

An annual fee, payable monthly, of zero one-hundredths of one percent (0.00%) of the Fund’s average daily net assets

Schwab Government Money Fund	Sweep Shares Investor Shares Ultra Shares

An annual fee, payable monthly, of fifteen one-hundredths of one percent (0.15%) of the Fund’s average daily net assets

An annual fee, payable monthly, of fifteen one-hundredths of one percent (0.15%) of the Fund’s average daily net assets

An annual fee, payable monthly, of zero one-hundredths of one percent (0.00%) of the Fund’s average daily net assets

Schwab U.S. Treasury Money Fund	Investor Shares Ultra Shares

An annual fee, payable monthly, of fifteen one-hundredths of one percent (0.15%) of the Fund’s average daily net assets

An annual fee, payable monthly, of zero one-hundredths of one percent (0.00%) of the Fund’s average daily net assets

Schwab Value Advantage Money Fund	Investor Shares Ultra Shares

An annual fee, payable monthly, of fifteen one-hundredths of one percent (0.15%) of the Fund’s average daily net assets

An annual fee, payable monthly, of zero one-hundredths of one percent (0.00%) of the Fund’s average daily net assets

Schwab Municipal Money Fund	Investor Shares Ultra Shares

An annual fee, payable monthly, of fifteen one-hundredths of one percent (0.15%) of the Fund’s average daily net assets

An annual fee, payable monthly, of zero one-hundredths of one percent (0.00%) of the Fund’s average daily net assets

Schwab California Municipal Money Fund	Investor Shares	An annual fee, payable monthly, of fifteen one-hundredths of one percent (0.15%) of the Fund’s average daily net assets

	Ultra Shares	An annual fee, payable monthly, of zero one-hundredths of one percent (0.00%) of the Fund’s average daily net assets
Schwab New York Municipal Money Fund	Investor Shares Ultra Shares

An annual fee, payable monthly, of fifteen one-hundredths of one percent (0.15%) of the Fund’s average daily net assets

An annual fee, payable monthly, of zero one-hundredths of one percent (0.00%) of the Fund’s average daily net assets

Schwab Treasury Obligations Money Fund	Investor Shares Ultra Shares

An annual fee, payable monthly, of fifteen one-hundredths of one percent (0.15%) of the Fund’s average daily net assets

An annual fee, payable monthly, of zero one-hundredths of one percent (0.00%) of the Fund’s average daily net assets

Schwab Variable Share Price Money Fund	Ultra Shares	An annual fee, payable monthly, of zero one-hundredths of one percent (0.00%) of the Fund’s average daily net assets